UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2025

NEKTAR THERAPEUTICS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South

San Francisco, California 94158

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	NKTR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 6, 2025, Nektar Therapeutics (the “Company”) filed a Certificate of Amendment to the Certificate of Incorporation of the Company (the “Increase in Authorized Shares Amendment”) with the Secretary of State of the State of Delaware to increase the number of authorized shares of the Company’s common stock, par value $0.0001 (the “Common Stock”), from 300,000,000 shares to 390,000,000 shares. The Increase in Authorized Shares Amendment was previously approved by the Company’s stockholders at the Annual Meeting of Stockholders held on May 23, 2025 and became effective upon its filing.

A copy of the Increase in Authorized Shares Amendment is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

On June 6, 2025, the Company also filed a Certificate of Amendment to the Certificate of Incorporation of the Company (the “Reverse Stock Split Amendment”) with the Secretary of State of the State of Delaware to effect a reverse stock split of the Company’s Common Stock at a ratio of one-for-fifteen (the “Reverse Stock Split”). The Reverse Stock Split Amendment provides that the Reverse Stock Split will become effective as of 11:59 p.m. Eastern Time on June 8, 2025 (the “Effective Time”), at which time every fifteen shares of the Company’s Common Stock issued and outstanding immediately prior to the Effective Time will be automatically combined into one share of Common Stock. No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Instead, any fractional shares resulting from the Reverse Stock Split will be rounded up at the participant level with The Depository Trust Company, if such shares of Common Stock are held directly or rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the 2017 Amended and Restated Performance Incentive Plan.

Trading of the Company’s common stock on a split-adjusted basis will begin at market open on June 9, 2025 under the existing symbol “NKTR” and new CUSIP number 640268306. The Reverse Stock Split will not change the number of authorized shares of the Company’s Common Stock, which will remain at 390,000,000 shares following effect of the Increase in Authorized Shares Amendment.

A copy of the Reverse Stock Split Amendment is filed as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of the Company dated June 6, 2025.
3.2	Certificate of Amendment to the Certificate of Incorporation of the Company dated June 6, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEKTAR THERAPEUTICS

Date: June 6, 2025	By:	/s/ Mark A. Wilson
Mark A. Wilson
Chief Legal Officer and Secretary

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